Exhibit 10.17

[Execution Copy]

TUFTS UNIVERSITY LICENSE AGREEMENT

This Agreement is made and entered into as of February 1, 1997 (“the Effective Date”), by and between Paratek Pharmaceuticals, Inc., a Delaware corporation having an address of P.O. Box 1525, Boston, Massachusetts 02117-1525 (“Licensee”) and Tufts University, a/k/a Trustees of Tufts College, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having a principal office at Medford, Massachusetts 02155 (“Tufts”).

WHEREAS, Tufts possesses certain know-how, inventions and intellectual property in the field of drug resistance;

WHEREAS, Tufts, acting through Dr. Stuart Levy, (the “Principal Investigator”) wishes to and is prepared to conduct additional research in this field under a Sponsored Research Agreement of even date herewith;

WHEREAS, Licensee is prepared to provide support to Tufts for such research by the Principal Investigator, providing it receives certain license rights under inventions, biological materials, and/or know-how developed in the research under the terms of this License Agreement; and

WHEREAS, Tufts wishes to have such inventions, biological materials, and/or know-how perfected and marketed in order that products resulting therefrom might be available for public use and benefit.

NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto mutually agree as follows:

ARTICLE I - DEFINITIONS.

1.1. “Patent Rights” shall mean rights owned or controlled by Tufts which arise under United States or foreign patents or patent applications as described in Exhibit A or any patents issuing from said applications that cover inventions which were discovered or developed at Tufts by Dr. Stuart Levy, alone or in conjunction with others, or which are discovered or developed in the Field of Use pursuant to the Sponsored Research Agreement of even date herewith (the “Research Agreement”), including any divisions, continuations, continuations-in-part, re-examinations, extensions, renewals, or reissues thereof.

1.2. “Technology” shall mean the trade secret, know-how, and other proprietary, non-public information relating to the “Field of Use” and necessary or useful for practicing the Patent Rights that was discovered or developed at Tufts by Dr. Stuart Levy, alone or in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

conjunction with others, or is discovered or developed pursuant to the Research Agreement and that has been revealed to Licensee pursuant to the Research Agreement or that may hereafter be revealed to Licensee pursuant to the requirements of this Agreement or the Research Agreement. The Technology shall not include the Patent Rights but shall include any non-public information included in patent applications if and when it is subsequently deleted therefrom before the patent is issued.

1.3. “Confidential Technology” shall mean all Technology, and all information in or concerning patent applications included in the Patents, provided, however, that Licensee need not keep confidential any information that:

(a) at the date of its disclosure by Tufts to Licensee was known to Licensee as documented in Licensee’s files and is revealed to Tufts within thirty (30) days after Tufts’ disclosure to Licensee; or

(b) at the date of disclosure by Tufts to Licensee was, or thereafter becomes, through no fault of Licensee, publicly known through publication or so widely known and used that it can be said to be generally available to the public.

1.4. “Field of Use” shall mean the prophylaxis, treatment or prevention of bacterial or microbial diseases or medical conditions in humans or animals or agriculture using (i) tetracycline derivatives or other compounds which affect tetracycline resistance or (ii) compounds based on knowledge of the MAR operon or (iii) compounds involving novel genes which affect antibiotic resistance or microbial infectivity and which are derived from studies of the MAR operon or (iv) compounds that affect any such genes.

1.5. “License Period” shall mean collectively the respective periods commencing on the Effective Date and ending (unless sooner terminated) upon the later of the expiration of the last to expire of the Patent Rights (treating pending applications as issued patents for so long as they are pending) and fifteen (15) years from the Effective Date.

1.6. “Licensed Products” shall mean all products that are within or made by a process within the Field of Use and that embody or are made in accordance with or using or are based upon or derived from any aspect of the Patent Rights or the Technology.

1.7 “Gross Sales” shall mean the gross sales of Licensed Products subject to royalty under this Agreement billed to customers by Licensee and its Subsidiaries, less the following:

(a) [***];

(b) [***]; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) [***].

Gross Sales shall also include and be deemed to have been made with respect to any Licensed Products used by Licensee or any Subsidiary, for its own commercial purposes, or transferred to any third-party for less than the transferee is then charging in normal arms-length sales transactions; and Gross Sales in all such cases shall be deemed to have been made at the prices therefor at which such Licensed Products are then being sold to the customers of such user or transferor (or of Licensee, if a Subsidiary is a user but not a seller) in arms-length sales transactions.

In the event that a Licensed Product under this Agreement is sold in combination with another active ingredient or component having independent therapeutic effect or diagnostic utility, then “Gross Sales,” for purposes of determining royalty payments on the combination, shall be calculated using one of the following methods:

(e)	By multiplying the Gross Sales of the combination by the fraction A/A+B, where A is the gross selling price, during the royalty paying period in question, of the Licensed Product sold separately, and B is the gross selling price, during the royalty period in question, of the other active ingredients or components sold separately; or

(f)	In the event that no such separate sales are made of the Licensed Product or any of the active ingredients or components in such combination package during the royalty paying period in question, Gross Sales, for the purposes of determining royalty payments, shall be calculated using the above formula where A is the reasonably estimated commercial value of the Licensed Product sold separately and B is the reasonably estimated commercial value of the other active ingredients or components sold separately. Any such estimates shall be made in good faith by Licensee and reported to Tufts with the reports to be provided to Tufts pursuant to Section 3.7 hereof.

1.8. “Subsidiary” shall mean any corporation, partnership, or other business organization that directly or indirectly controls, is controlled by, or is under common control with Licensee. For the purpose of this Agreement, “control” shall mean the holding directly or indirectly of fifty percent (50%) or more of the voting stock or other ownership interest of the corporation or other business organization invoiced.

1.9. “Territory” shall mean the world.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE II - GRANT; SUBLICENSES.

2.1. Grant. Subject to the terms and conditions hereinafter set forth, Tufts hereby grants to Licensee, to the extent that it lawfully may, a royalty-bearing, exclusive license to practice the Patent Rights and use the Technology in the Territory, only for the purpose of developing, making, using, and selling Licensed Products (the “License”). The License shall exist as such an exclusive, royalty-bearing license during and will terminate as such at the end of the License Period, unless sooner terminated as hereinafter provided. If the License does not terminate before the end of the License Period, then the License to use the Technology shall continue in effect thereafter without limitation of time as an exclusive, fully-paid-up license subject to termination only as provided in Article IX.

2.2. Reserved Rights. During the License Period, Tufts shall have no right to use the Patent Rights or Technology to make, use, or sell Licensed Products for commercial purposes, but Tufts reserves to itself (a) the right at all times to practice the Patent Rights and to use the Technology, and to make and use Licensed Products for research purposes within Tufts, and (b) all other rights not granted to Licensee, including the rights to use and permit the use of Patent Rights and Technology for any purpose not in conflict with the provisions of the License.

2.3. Sublicenses. Licensee shall also have the right to grant to its Subsidiaries or other sublicensees, exclusive or non-exclusive sublicenses under the License during the License Period; provided, however, and Licensee agrees that:

(a) the terms and conditions of each sublicense shall be consistent with the terms and conditions of this Agreement and shall contain, among other things (by way of example but not limitation), provisions substantially similar to and consistent with: the “Gross Sales” definition; Article III (providing, among other things, that royalties shall be paid to Licensee in amounts at least equal to those of Article III hereof, so that Licensee may in turn pay those royalties to Tufts); Article V; Section 7.1 (so that no representations or warranties inconsistent with that Article shall be extended to or by any sublicensee); Article IX, but the sublicense must terminate not later than the end of the License Period, or earlier if the License terminates earlier for any reason; Article XI; and Article XII.

(b) each sublicense shall provide that the obligations to Tufts of Sections 3.8, 3.9, 3.10, 7.1, 8.1, 8.5, and 9.2, and Articles V, XI, and XII of this Agreement shall be binding on the sublicensee and be enforceable both by Tufts and the Licensee.

(c) if a proposed sublicensee is either (i) a Subsidiary or (ii) a company engaged in the development, manufacture or distribution of health care products with a net worth or market capitalization of at least $50 million, no approval of Tufts shall be required for the proposed sublicense: in all other cases, the sublicense may not be granted without Tufts’ prior written approval (which may not be unreasonably withheld or delayed);

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) Licensee shall furnish to Tufts a true and complete copy of each sublicense agreement and each amendment thereto, promptly after the sublicense or amendment has been agreed upon;

(e) no Subsidiary or other sublicensee shall have the right to further license, sublicense, or assign its rights without the prior approval of Licensee; and

(f) no sublicense shall relieve Licensee of any of its obligations hereunder, and Licensee shall be responsible for the acts or omissions of its Subsidiaries and sublicensees and for compliance by them with their obligations, and Licensee shall take all steps necessary to enforce that compliance to the extent required to allow Licensee to fully comply with all of its obligations under this agreement.

2.4 During the term of this Agreement and so long as neither Licensee nor any Subsidiary or sublicensee is in default with respect to any payment due to Tufts hereunder, Tufts will not assert its rights under any Patent Rights to prevent any party from using or selling any quantity of Licensed Product on which a royalty has been paid hereunder.

ARTICLE III - PAYMENTS; RECORDS.

3.1. License Fee. As partial consideration for the licenses granted hereunder, Licensee agrees to issue to Tufts and its designees, within thirty (30) days of the Effective Date, 500,000 shares of Licensee’s Common Stock, par value $0.001 per share, pursuant to the terms of a Stock Subscription and Right of First Refusal Agreement.

3.2. Milestone Payments. Licensee agrees to pay to Tufts the following nonrefundable milestone payments:

Milestone	Payment Amount

Commencement of First Phase III	50,000
Clinical Trials in The United States

[***]	[***	]

[***]	[***	]

3.3 Minimum Royalties. Licensee agrees to pay to Tufts a minimum royalty payment of Twenty-Five Thousand Dollars ($25,000) in each twelve-month period commencing on each anniversary of the Effective Date if during such period Licensee is not sponsoring at least One Hundred Thousand Dollars ($100,000) in research at Tufts. Minimum royalty payments shall be creditable against royalties due under Section 3.4 during the same twelve-month period.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.4. Running Royalties. Licensee agrees to pay to Tufts royalties of:

(a) [***] percent ([***]%) of the Gross Sales of Licensed Products, the making, using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights; or

(b) [***]percent ([***]%) of the Gross Sales of Licensed Products that do not fall within the clause (a), above, but the manufacture, use or sale of which would infringe (were it not for the License) at least one claim in a pending application included in the Patent Rights, if such claim were to issue.

3.5 Sublicense Royalties. For each sublicense granted by Licensee, Licensee shall pay to Tufts (a) [***] percent ([***]%) of that portion of any sublicense issue fees or license maintenance fees received by Licensee which are reasonably attributable to sublicenses of rights granted to Licensee hereunder, and (b) the lesser of (i) [***] percent ([***]%) of any royalty payments received under such sublicense with respect to the Gross Sales by the sublicensee of Licensed Products covered by a claim contained in an issued Patent Right or a claim included in a pending application covering a Patent Right on a country-by-country basis or (ii) the royalty which would be due if Licensee, rather than the sublicensee, had sold the Licensed Product. Funds received by Licensee from a sublicensee for research conducted by Licensee, achievement of product development-related performance milestones, or for equity investments in Licensee will not be subject to any royalties hereunder.

3.6 Royalty Reductions. In the event Licensee or a sublicensee of Licensee incurs expenses in judicial or administrative proceedings based upon allegations of infringement by Licensee or sublicensee of third-party patents or know-how solely or primarily as a result of the sale of Licensed Products, Licensee may withhold up to [***] percent ([***]%) of the royalties due hereunder for the calendar year in which the expenses are incurred, and apply the same toward reimbursement of its expenses in connection therewith.

3.7. Statements; Payments. After the first commercial sale of a Licensed Product, Licensee shall, within sixty (60) days after the last days of March, June, September, and December in each year or portion thereof during the License Period, and within sixty (60) days after the end of the License Period, provide Tufts with a statement accounting for the Gross Sales of Licensed Products by Licensee, its Subsidiaries, and its sublicensees and all amounts described in Section 3.5, all for the immediately preceding three (3) month period or portion thereof, accompanied by payment for the full amount of royalties due under this Article III for that period or portion thereof. Each such statement shall be certified by the Chief Financial Officer of Licensee as being true, correct, and complete.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.8. Currencies. All payments to be paid to Tufts shall be computed and made in United States Dollars, and Licensee shall use best efforts to convert royalty payments payable on Gross Sales in any country to United States Dollars; provided, however, that if conversion to and transfer of such Dollars cannot be made by Licensee, its Subsidiaries, or its sublicensees in any country for any reason, Licensee may pay such sums in the currency of the country in which such Gross Sales are made, deposited in Tufts’ name in a bank designated by Tufts in any such country. The rate of exchange of local currencies to U.S. Dollars shall be at the rate of exchange prevailing at the Bank of Boston (or such other bank in Boston, Massachusetts or New York, New York as Tufts may designate in writing from time to time), for currencies of the amounts involved, as such rate is stated for the first business day after the end of the period with respect to which the royalties are due.

3.9. Records; Audits. Licensee shall keep (and cause to be kept) and maintain complete and accurate records of Gross Sales of the Licensed Products by Licensee, its Subsidiaries, and its sublicensees, in accordance with generally accepted accounting procedures. Such records shall be accessible to independent certified public accountants selected by Tufts and reasonably acceptable to Licensee, by audits conducted not more than once a year during the License Period and for one year after the termination thereof, at any reasonable times during business hours, for the purpose of verifying Gross Sales and any royalties due thereon. Such accountants shall disclose to Tufts only information relating to the accuracy of the records kept and the payments made, and shall be under a duty to keep confidential any other information obtained from such records. Licensee, its Subsidiaries, and its sublicensees shall not be required to retain such records for more than three (3) years after the close of any calendar quarter-year. No period shall be subject to audit under this Section more than once as to any entity being audited.

3.10. Substantial Underpayment. If any such audit reveals that the aggregate of royalties paid during any four consecutive calendar quarters was more than five percent (5%) less than the amount that should have been paid, then the reasonable expenses of the audit shall be borne by Licensee, which shall pay those expenses within thirty (30) days after demand therefore by Tufts accompanied by the accountants’ statement therefor.

ARTICLE IV - TECHNOLOGY DISCLOSURE; PATENT PROSECUTION.

4.1. Demonstration. Within ninety (90) days of the Effective Date, Tufts representative(s) having knowledge of the Technology and Patent Rights will disclose them to Licensee personnel generally competent in the Field of Use, at the premises of Tufts, or, if mutually agreed, at the premises of Licensee. Such disclosure shall be scheduled at the mutual convenience of Tufts and Licensee and shall be made in such ways as the parties mutually agree seems most likely to enable those Licensee personnel to learn the Technology and Patent Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.2. Written Disclosure. Tufts may elect to prepare and furnish to Licensee one or more written descriptions of the Technology and Patent Rights or portions thereof. Licensee agrees to review the written descriptions promptly after receiving them and indicate in writing to Tufts whether there are any details or aspects with which Licensee does not concur. Absent a sufficiently detailed objection by Licensee, those written descriptions will be deemed binding on the parties for all purposes under this Agreement as to the description of the Technology and Patent Rights so described.

4.3. Availability. Tufts shall perform its obligations under Sections 4.1 and 4.2 for no additional consideration. Tufts shall not be obligated to devote any particular amount of time to the performance of those obligations as long as Tufts makes its knowledgeable personnel available to competent Licensee personnel as stated above, and devotes the amount of time reasonably required to teach the necessary Technology to those Licensee personnel. Licensee agrees to make those personnel available for instruction within the time period and otherwise as stated in Section 4.1.

4.4. Patent Prosecution. Commencing on the Effective Date, Licensee shall have the responsibility to apply for, seek prompt issuance of, and maintain while the License is in effect, the Patent Rights in the United States, in the foreign countries listed on Exhibit B hereto and in the foreign countries selected by Licensee and Licensee will keep Tufts informed of the foregoing on a current basis. Upon Tufts’ request, Licensee will file and prosecute patent applications corresponding to the Patent Rights in any one or more other countries, to the extent commercially reasonable. Tufts shall cooperate fully with Licensee and provide all such information and data and execute any documents reasonably required in order to allow Licensee to conduct such prosecution and Tufts shall have the opportunity to provide substantive review and comment on any such filing or prosecution. The choice of patent counsel shall be reasonably acceptable to Tufts.

4.5. Patent Expenses. Licensee shall pay all costs associated with the preparation, filing, prosecution, and maintenance of all patent applications filed and patents obtained, which are included in the Patent Rights.

4.6 Abandonment. In the event that Licensee desires to abandon any patent or patent application within the Patent Rights in any country, Licensee shall provide Tufts with reasonable prior written notice of such intended abandonment or decline of responsibility, and Tufts shall have the right, at its expense, to prepare, file, prosecute, and maintain the relevant Patent Rights. If Licensee decides to abandon an issued patent (and all filed applications therefor) throughout the world, or if Licensee determines not to file and prosecute in at least one country a patent application that Tufts has requested Licensee to file, then in any such event such patent and patent applications shall not thereafter be included in “Patent Rights”, and the non-public information included in (or that would be included in) such patent and applications shall not thereafter be included in “Technology”. If Licensee decides to abandon an issued patent (or a filed application therefor) in any country, or if Licensee declines to file

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

and prosecute a patent application in a country as requested by Tufts herein, then in any such event each such country shall no longer be included in the “Territory” for purposes of the claims covered by the relevant patent or patent application or for purposes of the non-public information included in (or that would be included in) such patent or application.

ARTICLE V - CONFIDENTIALITY.

5.1. Limitations on Use, Disclosure. Licensee agrees to treat as confidential, and to use and disclose only in furtherance of this Agreement, all Confidential Technology disclosed to it by Tufts. Licensee agrees that it will exercise every reasonable precaution to prevent the unauthorized disclosure of Confidential Technology by any of its directors, officers, employees, or agents to other parties, other than to Subsidiaries and to Licensee sublicensees. Any Confidential Technology disclosed to Subsidiaries or sublicensees shall be disclosed on the basis of and subject to the confidentiality provisions of this Agreement.

5.2. Cessation. Any information which is Confidential Technology at the date of disclosure thereof to Licensee shall cease to be Technology, and Licensee, its Subsidiaries, and its sublicensees shall be released from the provisions of Section 5.1 as to such information on the date when, through no act or omission on the part of Licensee, its Subsidiaries, or its sublicensees, such information becomes (a) publicly known by way of a single publication in which such Confidential Technology is disclosed in reasonable detail, (b) so widely known and used in combination that it can be said to be generally available to the public or (c) is subsequently rightfully obtained without restriction on use or disclosure from sources other than Tufts having no confidential obligation in favor of Tufts.

5.3. Time Limit. The provisions of this Article V shall continue to apply to any information which is Confidential Technology for so long as it shall remain such, notwithstanding any termination of this Agreement or the License or expiration of the License Period, provided, however, that the obligations of confidentiality under this Article shall in any event expire and cease to exist ten years from the Effective Date.

ARTICLE VI - DILIGENCE.

Licensee agrees to use its best efforts to effect introduction of Licensed Products into the United States commercial market as soon as practical, consistent with sound and reasonable business practices and judgments. Prior to the first commercial sale of a Licensed Product, Licensee shall provide annual reports of such efforts to Tufts within sixty (60) days of each anniversary of the Effective Date. Tufts shall have the right, at any time after eighteen (18) months from the Effective Date, to terminate the License and Tufts’ obligations under this Agreement if Licensee, within ninety (90) days after written notice from Tufts of such intended termination, fails to provide written evidence that Licensee has commercialized or is actively attempting to commercialize Licensed Products. Evidence that Licensee has, within eighteen months after the Effective Date, (i) delivered to Tufts a business plan, (ii) taken all reasonable

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

steps to prosecute and maintain the Patent Rights in accordance with the provisions of Section 4.4 hereof, (iii) made payment of all research support under the Sponsored Research Agreement between the parties of even date herewith and (iv) raised a total of $2 million through venture capital investors or strategic partners shall be deemed, in and of itself, a sufficient showing of such active attempts to commercialize Licensed Products during such period. Thereafter, evidence that Licensee has achieved the following milestones as scheduled below shall be deemed, in and of itself, a sufficient showing of such active attempts to commercialize Licensed Products through such date:

(i)	raised a total of $5 million through venture capital investors or strategic partners within three (3) years of the Effective Date; and

(ii)	filed an IND for a Licensed Product in the United States within five (5) years of the Effective Date.

Tufts shall not unreasonably withhold its assent to any revision of such milestones whenever requested in writing by Licensee and supported by evidence of technical difficulties or delays that the parties could not have reasonably avoided.

Notwithstanding the foregoing, Tufts shall have the right at any time after ten (10) years from the Effective Date to convert the License hereunder to non-exclusive if Licensee, its Subsidiaries, or its sublicensees have not by the time of such conversion sold Licensed Products into the United States market.

If at any time Licensee decides to discontinue all programs relating to the MAR operon or all programs relating to tetracycline derivatives, Licensee shall give notice of such intent to Tufts and Tufts shall have the option to terminate the License granted hereunder solely with respect to such discontinued programs on thirty days notice to Licensee. Upon any such termination, responsibility for the prosecution and maintenance of any Patent Rights on the discontinued programs shall revert to Tufts.

ARTICLE VII - REPRESENTATIONS, WARRANTIES, AND LIMITATIONS.

7.1 Tufts Disclaimer. TUFTS MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PURPOSE), AND ASSUMES NO RESPONSIBILITIES WHATSOEVER, WITH RESPECT TO THE PATENTS OR TECHNOLOGY OR THE USE THEREOF, OR THE MANUFACTURE, POSSESSION, USE, MARKETING, SALE, OR OTHER DISPOSITION BY TUFTS, LICENSEE, OR ANYONE ELSE, OF LICENSED PRODUCT(S) OR ANY OTHER PRODUCTS OF SERVICES (INCLUDING, WITHOUT LIMITATION, PRODUCTS MADE BY TUFTS, AND TUFTS SERVICES, THAT ARE OR WERE FURNISHED TO LICENSEE AT ANY TIME BEFORE, ON, OR AFTER THE Effective

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Date), EXCEPT ONLY AS EXPRESSLY STATED BELOW IN THIS ARTICLE VII. Without limitation of the foregoing generality, nothing contained herein or in any disclosure of the Patents or Technology made by or on behalf of Tufts shall be construed as extending any representation or warranty with respect to the Patents or Technology or Licensed Products or the results to be obtained by the use of the Patents or Technology or any Licensed Products, or that anything made, used, or sold by use of the Patents or Technology or any part thereof, alone or in combination, will be free from infringement of patents of third parties. TUFTS SHALL NOT BE LIABLE TO LICENSEE, ITS SUBSIDIARIES, ITS SUBLICENSEES, OR ANY OTHER PARTY, REGARDLESS OF THE FORM OR THEORY OF ACTION (WHETHER CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE), FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR OTHER EXTRAORDINARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, PATENTS, THE TECHNOLOGY, THE LICENSED PRODUCTS, OR ANY PRODUCTS OR SERVICES FURNISHED OR NOT FURNISHED BY TUFTS, EVEN IF TUFTS HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

Licensee agrees that all warranties, if any, in connection with the sale or other disposition of any Licensed Products (or any products made by Tufts and furnished at any time to Licensee) by Licensee, its Subsidiaries, or its sublicensees will be made by them and will not directly or impliedly obligate Tufts.

7.2 Tufts Representations. Notwithstanding the first sentence of Section 7.1, Tufts:

(a) Represents that Tufts is a corporation organized and existing under the laws of the Commonwealth of Massachusetts and has the power and authority to enter into this Agreement.

(b) Represents that Tufts has taken all necessary action to authorize its execution and delivery of this Agreement by the representatives of Tufts who carried out such execution and delivery, and to authorize the performance by Tufts of its obligations hereunder.

(c) Represents that execution and delivery of this Agreement and its performance by Tufts will not result in any breach or violation of, or constitute a default under, any agreement, instrument, judgment, or order to which Tufts is a party or by which it is bound.

7.3. Licensee Representations. Licensee represents and warrants to Tufts that:

(a) Licensee is a corporation organized and existing under the laws of Delaware and has the power and authority to enter into this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Licensee has taken all necessary action to authorize its execution and delivery of this Agreement by the representatives of Licensee who carried out such execution and delivery, and to authorize the performance by Licensee of its obligations hereunder.

(c) Execution and delivery of this Agreement and its Agreement and its performance by Licensee will not result in any breach or violation of, or constitute a default under, any agreement, instrument, judgment, or order to which Licensee is a party or by which it is bound.

ARTICLE VIII - INDEMNITY; INSURANCE; INFRINGERS.

8.1. Indemnity. Licensee agrees to exonerate, indemnify, and hold harmless Tufts, its trustees, officers, employees, and agents, from all costs, expenses (including attorneys’ fees), interest, losses, obligations, liabilities, and damages paid or liability for which is incurred by any of said parties (“Losses”), and which arise out of or are in connection with or are for the purpose of avoiding any and all claims, demands, actions, causes of action, suits, appeals, and proceedings (“Claims”), all whether groundless or not, or the settlement thereof, based on any actual or alleged injuries, damages, or liability of any kind whatsoever (including, without limitation, personal injury, death, property damage, breach of warranty, or breach of contract) arising, directly or indirectly, out of any one or more of: any breach of Licensee of its representations, warranties, or agreements hereunder; or out of any manufacture, marketing, possession, use, sale, or other disposition of Licensed Products or products furnished by Tufts to Licensee in connection herewith or in connection with the Research Agreement (whether same occurs during or after the License or during or after the License Period) by Licensee, its Subsidiaries, its sublicensees, or anyone claiming by, through, or under any of them; or any acquisition, possession, disclosure, or use of the Patents or Technology, or any thereof, by Licensee, its Subsidiaries, its sublicensees, or anyone claiming by, through, or under any of them or the presence of Licensee’s or its Subsidiaries’ or sublicensee’s officers, agents, employees, invitees or property on Tufts’ premises.

8.2. Defense; Settlement. Licensee shall defend and control negotiation of settlement of any Claim, with counsel of Licensee’s choosing approved in advance by Tufts, which approval shall not be unreasonably withheld. Tufts agrees to cooperate fully in the defense of any Claim and may participate in the defense with counsel of Tufts’ choosing, such separate counsel to be at Tufts’ expense unless a conflict of interest exists between Licensee and Tufts with respect to the defense, in which case Tufts’ separate counsel shall be at Licensee’s expense. Any settlement by which Tufts would incur any obligation or liability, whether for the payment of money, the taking of any action, the refraining from any action, or otherwise, shall require the advance written consent of Tufts, which may be withheld in the sole discretion of Tufts without relieving Licensee of any of its indemnification or other obligations hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.3. Insurance. Not later than thirty (30) days before the time when Licensee, any Subsidiary, or any Licensee sublicensee shall, on a commercial basis, make, use, or sell any Licensed Products or any products furnished to Licensee by Tufts at any time (before, on or after the Effective Date) in connection herewith or in connection with the Research Agreement, and at all times thereafter until the expiration of all applicable statutes of limitation pertaining to any such manufacture, marketing, possession, use, sale or other disposition of any Licensed Products or the aforesaid products furnished by Tufts (whether same occurs or exists during or after the existence of the License or during or after the License Period), Licensee will at Licensee’s expense, obtain and maintain in full force and effect, comprehensive general liability insurance, including product liability insurance, protecting Tufts against all claims, suits, obligations, liabilities, and damages, based upon or arising out of actual or alleged bodily injury, personal injury, death, or any other damage to or loss of persons or property, caused by any such manufacture, marketing, possession, use, sale, or other disposition. Such insurance policy or policies shall be issued by companies rated by A. M. Best as A VIII or better (or other companies acceptable to Tufts), shall name Tufts as an additional named insured, shall have limits of at least one million dollars ($1,000,000) per occurrence with an aggregate of three million dollars ($3,000,000), shall be non-cancelable except upon thirty (30) days prior written notice to Tufts, and shall provide that as to any loss covered thereby and also by any policies obtained by Tufts itself, Licensee’s policies shall provide primary coverage for Tufts and Tufts’ policies shall be considered excess coverage for Tufts.

8.4. Certificates: Policies. Licensee will forthwith after the obtaining of such insurance required by Section 8.3, obtain and deliver to Tufts certificates of and copies of, and at all times thereafter deliver without further demand replacement certificates and copies of, all such insurance policies that are in force and effect. As requested by Tufts but in no event more than once per calendar year, Licensee will furnish to Tufts a complete list, statement, and description of all insurance called for in this Article, together with certificates and copies of policies for each insurance company issuing any thereof, that such insurance in is full force and effect, that all premiums have been paid, and that such insurance will not be canceled except upon thirty (30) days prior written notice to Tufts.

8.5. Infringers. Each party shall inform the other promptly in writing of any alleged infringement of the Patent Rights in the Field of Use by a third party, including all details then available. Licensee shall have the right, but shall not be obligated, to prosecute at its own expense any such infringements, and Tufts agrees that Licensee may join Tufts as a plaintiff at the expense of Licensee. In any infringement action commenced solely by Licensee, all expenses of Licensee shall first be reimbursed and all recovery for infringement shall be shared [***]% to Tufts and [***]% to Licensee. Licensee shall indemnify Tufts against any order for costs or other payments that may be made against Tufts in such proceedings.

If Licensee has not taken legal action or been successful in obtaining cessation of the infringement, within one-hundred eighty (180) days of written notification from Tufts of such infringement, or if Licensee elects not to continue prosecuting any legal action against an

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

infringer, Tufts shall have the right, but shall not be obligated, to prosecute at its own expense any such infringement. Tufts may join Licensee as a plaintiff in any such infringement suit at Tufts’ expense. In any such action by Tufts, all expenses of Tufts shall first be reimbursed and all recovery for infringement shall be shared [***]% to Tufts and [***]% to Licensee.

No settlement, consent judgment or other voluntary final disposition of any suit may be entered into without the consents of Tufts and Licensee, which consents shall not be unreasonably withheld or delayed.

In any infringement suit that either party brings to enforce the Patent Rights, the other party shall at the request and expense of the party bringing the suit, cooperate in all reasonable respects, including, to the extent possible, obtaining the testimony of its employees and making available physical evidence in the possession of that party.

Licensee shall have the exclusive right in accordance with the provisions of Section 2.2, to sublicense any alleged infringer in the Territory for the Field of Use, for future use of the Patent Rights.

8.6 Declaratory Judgment. If any declaratory judgment action alleging invalidity or non-infringement of any of the Patent Rights shall be brought against Licensee, Tufts shall have the right at its election made within sixty (60) days after commencement of that action, to intervene and take over the sole defense of the action at its expense.

ARTICLE IX - LICENSE TERMINATION.

9.1. Events. The License granted hereunder may be terminated by Tufts pursuant to Article VI or one of the following subsections:

(a) Material Default. If Licensee shall fail after thirty (30) days written notice from Tufts to pay to Tufts any royalties or other payments and payable hereunder, or shall fail in any material way to perform any other agreement required to be performed by Licensee under this Agreement, or if any Subsidiary or sublicensee shall be in material breach of any conditions or obligations affecting Tufts and compliance with which Licensee is responsible for hereunder, or if any representation or warranty of Licensee contained in this Agreement shall prove to have been inaccurate or misleading in any material way when made (referred to collectively and individually as a “material default”), then, without limitation of and in addition to any and all other rights and remedies available to Tufts with respect to such material default, Tufts may terminate the License and Tufts’ obligations hereunder by written notice to Licensee at any time after the expiration of such thirty (30) day notice period if Licensee has not cured the material default and the effects thereof before Tufts gives such notice of termination to Licensee, unless Licensee commences arbitration proceedings hereunder to contest such material default, in which event Tufts’ right to terminate the License shall be stayed until such arbitration proceedings shall have been completed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) Cessation of Business. If Licensee shall have commenced to carry on the business of selling any Licensed Products (either directly or through any Subsidiary or sublicensee) and shall at any time thereafter cease for a consecutive period of ninety (90) days to carry on such business actively (either directly or through any Subsidiary or sublicensee), other than as a result of fire or other casualty or governmental action taken in the absence of Licensee’s fault, Tufts may at any time thereafter while that state of affairs continues, terminate the License by written notice to Licensee.

9.2 Licensee shall have the option at any time to terminate this License upon one-hundred and eighty (180) days’ written notice to Tufts.

9.3. Effects. Upon termination of the License for any reason, nothing herein shall be construed to release Licensee from any obligations hereunder except those of Article VI, but all rights of Licensee and its Subsidiaries and its sublicensees to make, use, or sell Licensed Products, or to practice the Patents and use the Technology, shall cease immediately, except that Licensee, its Subsidiaries, and its sublicensees may after the effective date of such termination sell all Licensed Products that they may have on hand at the date of termination, and may complete manufacture of Licensed Products then in the process of manufacture, and sell them, provided that they pay all royalties due thereon with respect to Gross Sales, as provided in this Agreement.

ARTICLE X - NOTICE.

Any notice or communication required to be given hereunder in writing shall be given by registered or certified mail, return receipt requested, or delivered by courier, return receipt requested, charges and postage prepaid, addressed to the parties, respectively, at the following addresses:

In the case of Tufts to:

Joseph J. Byrne, Ph.D.

Associate Provost for Research

Tufts University

136 Harrison Avenue

Boston, MA 02111

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

with a copy to:

Mason (Skip) Irving, III

Vice President, Commercial Development

Massachusetts Biotechnology Research Institute

One Innovation Drive

Worcester, MA 01605

with a second copy to:

Mary Lee Jacobs, Esq.

General Counsel

Tufts University

Ballou Hall

Medford, MA 02155

or in the case of Licensee to:

Walter Gilbert

Acting Chief Executive Officer

Paratek Pharmaceuticals, Inc.

P.O. Box 1525

Boston, MA 02117-1525

with a copy to:

Jeffrey M. Wiesen, Esq.

Mintz, Levin, Cohn, Ferris,

  Glovsky & Popeo P.C.

One Financial Center

Boston, MA 02111

or at such other respective substitute addresses as the addressee may designate in writing to the other party.

ARTICLE XI - NON-USE OF NAMES.

Licensee, its subsidiaries and its sublicensees agree that it will not use the name “Tufts University,” or any variant thereof, or identify Tufts or any portion of Tufts, or any inventor of any of the Patents or Technology, as a party to this Agreement, or as a participant in inventing the inventions of the Patents or creating the Technology, including, without limitation, in any advertising or promotional sales literature, without the prior express written consent of Tufts, which consent may be withheld or withdrawn by Tufts in its complete and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

uncontrolled discretion for any reason whatsoever and at any time or times. However, notwithstanding the foregoing, Tufts will make no objection to any proper reference by Licensee to published technical publications by such inventors or creators; and, subject to the confidentiality requirements hereof, Tufts will make no objection to Licensee’s making such disclosures as in the reasonable opinion of legal counsel are required as a matter of law and such general disclosures of this Agreement as may be desired by Licensee for purposes of grant solicitations from governmental authorities or as reasonably necessary (as reasonably determined by Licensee) for the purposes of obtaining financing for Licensee or as reasonably necessary (as reasonably determined by Licensee) for the conduct of its business, other than advertising or sales promotion. Licensee shall impose and enforce the requirements of this Article on its Subsidiaries and sublicensees.

ARTICLE XII - COMPLIANCE WITH LAWS.

12.1. Export Controls. The Export Control Regulations of the U. S. Department of Commerce prohibit, except under special validated license, the exportation from the United States of technical data relating to certain commodities (listed in the Regulations), unless the exporter has received certain written assurance from the foreign importer. In order to facilitate the exchange of technical information under this Agreement, Licensee therefore hereby agrees and gives its assurance to Tufts that Licensee will not, unless any required prior authorization is obtained from the U. S. Office of Export Control, re-export directly or indirectly any technical data received from Tufts under this Agreement and will not export directly the Licensed Products or such technical data to any country listed on either the Commodity Control List or Militarily-Critical Technologies List. Tufts makes no representation as to whether any such license is required or, if one is required, as to whether it will be issued by the U. S. Department of Commerce.

12.2. Other Laws. In addition to the foregoing export control requirements, Licensee agrees that it, its Subsidiaries, and its sublicensees will comply with all applicable mandatory or permissive patent marking laws, rules, and regulations and comply with all other laws, rules, and regulations of all governmental authorities applicable to any of their activities contemplated by this Agreement, and will comply with all necessary and desirable practices in connection and compliance with safety recommendations of trade associations or governmental authorities.

ARTICLE XIII - MISCELLANEOUS PROVISIONS.

13.1. Assignment. Licensee shall not assign the License or this Agreement without the prior written consent of Tufts, which consent shall not be unreasonably withheld; provided, however, that Licensee, without such consent, may assign all of its rights hereunder to a wholly-owned Subsidiary or to the acquiring party in connection with the transfer of all or substantially all of its business and assets to an acquiring party or in the event of its merger or consolidation with that acquiring party, if and only if the assignee shall assume all obligations

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

of Licensee under this Agreement. However, no assignment or other transfer by Licensee shall relieve Licensee of any obligations hereunder and Licensee shall continue to be primarily and jointly and severally liable (along with such assignee or other transferee) for the performance of all obligations of Licensee and such assignee or other transferee hereunder.

13.2. Independent Contractors. The parties hereto shall be independent contractors with respect to each other, and nothing contained herein shall be construed as constituting either of them as the agent, principal, employee, servant, joint venturer, or partner of the other for any purpose whatsoever.

13.3 Governing Law. This Agreement shall be governed by and construed in accordance with Massachusetts law, without regard to its conflict of laws principles.

13.4. Sole Agreement. This Agreement and any Exhibits annexed hereto (each of which is hereby made part hereof by this reference), and any other documents which may be expressly incorporated by reference herein, constitute the entire and only agreement between the parties concerning the subject matter hereof; and all prior negotiations, representations, warranties, agreements, and understandings related thereto are superseded hereby.

13.5. Severability. If any provision of this Agreement shall to any extent be found to be invalid or unenforceable, the remainder of this Agreement shall-not be affected thereby, and any such invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the fullest extent permitted by law.

13.6. Headings. Headings of Articles, Sections, and subsections included herein are for convenience of reference only and shall not be used to construe this Agreement.

13.7. Financial Confidentiality. Both parties agree to keep the financial terms of this Agreement confidential.

ARTICLE XIV - ARBITRATION.

14.1. Arbitration. Subject to Section 14.2 below, all disputes, controversies, or differences which may arise between the parties out of or in relation to or in connection with this Agreement, or for the breach thereof, which cannot be resolved by mutual agreement, shall be finally settled by arbitration to be held in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “Association”) as the Rules then exist, in Boston, Massachusetts, with the following deviations from the Rules. The arbitrators shall consist of one Tufts nominee, one Licensee nominee, and a third person jointly selected by those two nominees. The party requesting arbitration shall designate its nominee in the request, which shall be addressed to the Association with a simultaneous copy to the other party. If the other party shall fail within thirty (30) days of the request for arbitration to nominate the second arbitrator or if the two arbitrators are unable to agree upon the third

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

arbitrator within thirty (30) days after selection of the second arbitrator, then in either case the arbitration panel will be completed according to the Rules. Both legal and equitable remedies shall be available to the arbitrators. The award of a majority of the arbitration panel shall be final and binding on the parties hereto and shall be enforceable in any court having jurisdiction. Tufts and Licensee each irrevocably consent and submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts.

14.2. Judicial Relief. Claims, disputes, or controversies concerning the validity, infringement, construction, or effect of any patent including, without limitation, any patent licensed hereunder, shall be resolved in any court having jurisdiction thereof, and the parties submit to the jurisdiction of the United States District Court for the District of Massachusetts. In the event that, in any arbitration proceeding, any issue shall arise concerning the validity, infringement, construction, or effect of any patent licensed hereunder, the arbitrators shall assume the validity of all claims as set forth in such patent. In any case, the arbitrators shall not delay the arbitration proceeding for the purpose of obtaining or permitting either party to obtain judicial resolution of such an issue, unless an order staying such arbitration proceeding shall be entered by a court of competent jurisdiction. Neither party shall raise any issue concerning the validity, infringement, construction, or effect of any patent licensed hereunder in any proceeding to enforce any arbitration award hereunder in any proceeding otherwise arising out of any such arbitration award. Nothing in Section 14.1 shall be construed to waive any rights or timely performance of any obligations existing under this Agreement. Moreover, each party acknowledges that appropriate cases (as determined by the courts of competent jurisdiction) of a violation by either party of any of the provisions of this Agreement may entitle the other party to equitable judicial relief, and this relief shall be available in addition to, and shall not be unavailable by reason of, the arbitration provisions of Section 14.1, above. Such equitable judicial relief may be by temporary restraining orders, preliminary and permanent injunctions, and such other equitable relief as any court of competent jurisdiction may deem just and proper.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this License Agreement to be effective as of the Effective Date.

TUFTS UNIVERSITY			PARATEK PHARMACEUTICALS, INC.

By:	/s/ Steven S. Manos	By:	/s/ Walter Gilbert
	Signature		Signature

Steven S. Manos

	Typed Name		Typed Name

Executive Vice President

	Title		Title

3/19/97			4/23/97

	Date		Date

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

TO

LICENSE AGREEMENT

BETWEEN

TUFTS UNIVERSITY AND PARATEK PHARMACEUTICALS, INC.

Existing Patent Rights (Including Existing Applications)

I.	Issued Patents: (See attached Patent Summary)

“Patent Rights” shall also include the patents to be applied for pursuant to the terms of the License Agreement after the Effective Date, after such applications are made.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Patent Summary

Stuart B. Levy, Ph.D.

January 1997

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

22

EXHIBIT B

List of Foreign Countries in which Patents are to be Filed.

United States

Canada

Japan

  Europe (Germany, Belgium, France, Italy, Spain and United Kingdom)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY — PARATEK PHARMACEUTICALS, INC.

AMENDMENT NO. 1

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Exhibit A is hereby amended to include:

•	Provisional patent application “[***]”, Filed [***]

•	Patent application “[***]”, Filed [***]

Section 1.4. “Field of Use” is hereby replaced by the following:

1.4. “Medical Field of Use” shall mean the prophylaxis, treatment or prevention of bacterial or microbial diseases or medical conditions in humans or animals or agriculture through the direct administration of (i) tetracycline derivatives or other compounds which affect tetracycline resistance or (ii) compounds based on knowledge of the MAR operon or (iii) compounds involving novel genes which affect antibiotic resistance or microbial infectivity and which are derived from studies of the MAR operon or (iv) compounds that affect any such genes.

“Disinfectant Field of Use” shall mean the use of compositions, including but not limited to disinfectants and soaps, in any manner other than the direct administration to humans or animals or agriculture, to kill or reduce the growth rate of microorganisms, where such compositions include (i) tetracycline derivatives or other compounds which affect tetracycline resistance or (ii) compounds based on knowledge of the MAR operon or (iii) compounds involving novel genes which affect antibiotic resistance or microbial infectivity and which are derived from studies of the MAR operon or (iv) compounds that affect any such genes.

“Field of Use” shall mean the Medical Field of Use and Disinfectant Field of Use, collectively.

Section 1.7. Third paragraph is hereby amended to read: “In the event that a Licensed Product in the Medical Field of Use under this Agreement is sold…”

Section 3.4 Running Royalties is hereby replaced by the following:

3.4. Running Royalties.

For the Medical Field of Use, Licensee agrees to pay to Tufts royalties of:

(a) [***] percent ([***]%) of the Gross Sales of Licensed Products, the making, using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

(b) [***] percent ([***] %) of the Gross Sales of Licensed Products that do not fall within the clause (a), above, but the manufacture, use or sale of which would infringe (were it not for the License) at least one claim in a pending application included in the Patent Rights, if such claim were to issue.

For the Disinfectant Field of Use, Licensee agrees to pay to Tufts royalties of:

[***] percent ([***]%) of the Gross Sales of Licensed Products, the making, using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights or would infringe (were it not for the License) at least one claim in a pending application included in the Patent Rights, if such claim were to issue.

Section 3.5. Sublicense Royalties is hereby replaced by the following:

3.5. Sublicense Fees and Royalties. For each sublicense granted by Licensee, Licensee shall pay to Tufts [***] percent ([***]%) of that portion of any sublicense issue fees or license maintenance fees received by Licensee which are reasonably attributable to sublicenses of rights granted to Licensee hereunder. Funds received by Licensee from a sublicensee for research conducted by Licensee, achievement of product development-related performance milestones, or for equity investments in Licensee will not be subject to any fees hereunder.

For the Medical Field of Use, for each sublicense granted by Licensee, Licensee shall pay to Tufts the lesser of (i) [***] percent ([***]%) of any royalty payments received under such sublicense with respect to the Gross Sales by the sublicensee of Licensed Products covered by a claim contained in an issued Patent Right or a claim included in a pending application covering a Patent Right on a country-by-country basis or (ii) the royalty which would be due, pursuant to Section 3.4, if Licensee, rather than the sublicensee, had sold the Licensed Product.

For the Disinfectant Field of Use, for each sublicense granted by Licensee, Licensee shall pay to Tufts the lesser of (i) [***] percent ([***]%) of any royalty payments received under such sublicense with respect to the Gross Sales by the sublicensee of Licensed Products covered by a claim contained in an issued Patent Right or a claim included in a pending application covering a Patent Right on a country-by-country basis or (ii) the royalty which would be due, pursuant to Section 3.4, if Licensee, rather than the sublicensee, had sold the Licensed Product.

All other provisions of the Agreement remain unchanged and in full force and effect.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2

	TUFTS UNIVERSITY	PARATEK PHARMACEUTICALS, INC.

By:	/s/ Philip G. Salem	By:	/s/ George C. Hillman
	(signature)		(signature)

	Philip G. Salem		George C. Hillman

	Name		Name

	Senior Director, University Development		Executive Vice President

	Title		Title

	12/23/97		12/29/97

	Date		Date

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY — PARATEK PHARMACEUTICALS, INC.

AMENDMENT NO. 2

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Exhibit A is hereby amended to include:

•	Patent application entitled: “[***]” Continuation in Part of U.S. patent No.: [***], Filed [***], Notice of Allowance [***].

•	Provisional patent application entitled: “[***]”, Serial No.: [***], Filed [***]

•	Patent application jointly owned with [***], entitled: “[***]”, Serial No.: [***], Filed [***]

•	Provisional patent application entitled: “[***]”, Serial No.: [***], Filed [***]

•	Patent application entitled: “[***]”, Serial No.: [***], Filed [***]

•	Patent application entitled: “[***]”, U.S. patent No. [***], Issued [***], Divisional Application of U.S. patent No. [***]

All other provisions of the Agreement remain unchanged and in full force and effect.

	TUFTS UNIVERSITY	PARATEK PHARMACEUTICALS, INC.

By:	/s/ Margaret Newell	By:	/s/ George C. Hillman

	(signature)		(signature)

	Margaret Newell		George C. Hillman

	Name		Name

	Executive Vice President and Associate Provost for Research		Chief Operating Officer

	Title		Title

	7/31/98		7/31/98

	Date		Date

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY - PARATEK PHARMACEUTICALS, INC

AMENDMENT NO. 3

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Exhibit A and all amendments and modifications are deleted and replaced in their entirety by the attached Exhibit A. Tufts’ ownership interests in all patents, patent applications and disclosures listed in the attached Exhibit A are hereby incorporated into the License Agreement dated February 1, 1997.

All other provisions of the Agreement as amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the last date of signature below.

TUFTS UNIVERSITY		PARATEK PHARMACEUTICALS, INC.

By:	/s/ Margaret Newell	By:	/s/ George Hillman
	Margaret Newell, Associate Provost for Research		George Hillman, Executive Vice President

Date:	6/3/99	Date:	6/3/99

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment #3 - Exhibit A

PATENT SUMMARY AS OF MAY 27, 1999

Stuart B. Levy, M.D.

Compositions and Methods Related to Antibiotic Resistance

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment #3 - Exhibit A

PATENT SUMMARY AS OF MAY 27, 1999

Stuart B. Levy, M.D.

Compositions and Methods Related to Antibiotic Resistance

[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment #3 - Exhibit A

PATENT SUMMARY AS OF MAY 27, 1999

Stuart B. Levy, M.D.

TETRACYLINE

[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment #3 - Exhibit A

PATENT SUMMARY AS OF MAY 27, 1999

Stuart B. Levy, M.D.

COMPOSITIONS AND METHODS RELATED TO ANTIBIOTIC RESISTANCE

DISCLOSURES

[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment #3 - Exhibit A

PATENT SUMMARY AS OF MAY 27, 1999

Stuart B. Levy, M.D.

TETRACYCLINE DISCLOSURES

[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment #3 - Exhibit A

PATENT SUMMARY AS OF MAY 27, 1999

Stuart B. Levy, M.D.

TETRACYCLINE DISCLOSURES (continued)

[***]
[***]
[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY - PARATEK PHARMACEUTICALS, INC

AMENDMENT NO. 4

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Exhibit A and all amendments and modifications are deleted and replaced in their entirety by the attached Exhibit A. Tufts’ ownership interests in all patents, patent applications and disclosures listed in the attached Exhibit A are hereby incorporated into the License Agreement dated February 1, 1997. Exhibit A shall hereafter be updated on an annual basis. Each new Exhibit A shall be dated and appended hereto and by such action replace all prior versions of Exhibit A.

All other provisions of the Agreement as amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the last date of signature below.

TUFTS UNIVERSITY		PARATEK PHARMACEUTICALS, INC.

By:	/s/ Margaret Newell	By:	/s/ George Hillman
Margaret Newell, Associate Provost for Research			George Hillman, Executive Vice President

Date:	8/9/00	Date:	8/14/00

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Updated August 8, 2000	Exhibit A
CONFIDENTIAL ATTORNEY-CLIENT PRIVILEGED PARATEK PHARMACEUTICALS, INC. PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]		[***]	[***]	[***]
[***]		[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET

Docket No.	Serial No./ Patent No.	Title and Description	Inventors and/or Contributors	Filing date/ Issue date	Status
(Firm of Record)			(Owners)

[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]		[***]			[***]
[***]		[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET (FOREIGN)

Docket No.	Region/ Country	Appln. No./ Patent No.	Title and Description	Appln. Date/ Grant date	Status
(Firm of Record)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]
[***]			[***]	[***]	[***]
[***]			[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL

ATTORNEY-CLIENT PRIVILEGED

PARATEK PHARMACEUTICALS, INC.

PATENT STATUS SHEET (FOREIGN)

Docket No.	Region/ Country	Appln. No./ Patent No.	Title and Description	Appln. Date/ Grant date	Status
(Firm of Record)

[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY - PARATEK PHARMACEUTICALS, INC

AMENDMENT NO. 5

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Exhibit A and all amendments and modifications are deleted and replaced in their entirety by the attached Exhibit A. Tufts’ ownership interests in all patents, patent applications and disclosures listed in the attached Exhibit A are hereby incorporated into the License Agreement dated February 1, 1997. Exhibit A shall hereafter be updated on an annual basis. Each new Exhibit A shall be dated and appended hereto and by such action replace all prior versions of Exhibit A.

All other provisions of the Agreement as amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the last date of signature below.

TUFTS UNIVERSITY		PARATEK PHARMACEUTICALS, INC.

By:	/s/ Margaret Newell	By:	/s/ George Hillman
Margaret Newell		George Hillman
Associate Provost for Research		Executive Vice President

Date:	9/10/01	Date:	9/10/01

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

PATENT SUMMARY

L&C Docket No.	Title	Application No.	Patent No.	Filing date	Issue Date	Status

[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

L&C Docket No.	Title	Application No.	Patent No.	Filing date	Issue Date	Status

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

L&C Docket No.	Title	Application No.	Patent No.	Filing date	Issue Date	Status

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

L&C Docket No.	Title	Application No.	Patent No.	Filing date	Issue Date	Status

[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY - PARATEK PHARMACEUTICALS, INC

AMENDMENT NO. 6

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Exhibit A and all amendments and modifications are deleted and replaced in their entirety by the attached Exhibit A. Tufts’ ownership interests in all patents, patent applications and disclosures listed in the attached Exhibit A are hereby incorporated into the License Agreement dated February 1, 1997. Exhibit A shall hereafter be updated on an annual basis. Each new Exhibit A shall be dated and appended hereto and by such action replace all prior versions of Exhibit A.

All other provisions of the Agreement as amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the last date of signature below.

TUFTS UNIVERSITY		PARATEK PHARMACEUTICALS, INC.

By:	/s/ Margaret Newell	By:	/s/ George Hillman
George Hillman
Executive Vice President

Date:	12/11/02	Date:	12/11/02

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]			[***]	[***]	[***]
[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]					[***]
[***]	[***]	[***]				[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Filing Date	Issue Date	Status
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TUFTS UNIVERSITY — PARATEK PHARMACEUTICALS, INC.

AMENDMENT NO. 7

TO LICENSE AGREEMENT DATED FEBRUARY 1, 1997

Section 3.4 Running Royalties is hereby replaced by the following:

3.4 Running Royalties.

For the Medical Field of Use, Licensee agrees to pay to Tufts royalties of:

(a) [***] percent ([***]%) of the Gross Sales of Licensed Products, the making using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights; or

(b) [***]percent ([***]%) of the Gross Sales of Licensed Products that do not fall within clause (a), above, but the manufacture, use, or sale of which would infringe (were it not for the License) at least one claim in a pending patent application included in the Patent Rights, if such claim were to issue.

For the Disinfectant Field of Use, Licensee agrees to pay to Tufts royalties of:

[***] percent ([***]%) of the Gross Sales of Licensed Products, the making using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights or would infringe (were it not for the License) at least one claim in a pending patent application included in the Patent Rights, if such claim were to issue.

Section 3.5 Sublicense Royalties is hereby replaced by the following:

3.5 Sublicense Fees and Royalties.

For the Medical Field of Use, Licensee agrees to make the following payments to Tufts:

(a) Sublicense Fees. For the Medical Field of Use, for each sublicense granted by Licensee, Licensee shall pay to Tufts [***] percent ([***]%) of that portion of any sublicense issue fees or license maintenance fees received by Licensee that are reasonably attributable to sublicenses of rights granted to Licensee hereunder. Funds received by Licensee from a sublicensee for research conducted by Licensee, achievement of product development-related performance milestones, or for equity investments in Licensee will not be subject to any fees hereunder.

(b) Sublicense Royalties. For the Medical Field of Use, for each sublicense granted by Licensee, Licensee shall pay to Tufts the lesser of (i) [***] percent ([***]%) of any royalty payments received under such sublicense with respect to sales by the sublicensee of Licensed Products covered by a claim contained in an issued Patent Right or a claim included in a pending application covering a Patent Right on a country-by-country basis or (ii) the royalty which would be due, pursuant to Section 3.4, if Licensee, rather than the sublicensee, had sold the Licensed Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

For the Disinfectant Field of Use, Licensee agrees to make the following payments to Tufts:

(c) Sublicense Fees. For the Disinfectant Field of Use, for each sublicense granted by Licensee, Licensee shall pay to Tufts [***]percent ([***]%) of that portion of any sublicense issue fees or license maintenance fees received by Licensee that are reasonably attributable to sublicenses of rights granted to Licensee hereunder. Funds received by Licensee from a sublicensee for research conducted by Licensee, achievement of product development-related performance milestones, or for equity investments in Licensee will not be subject to any fees hereunder.

(d) Sublicense Royalties. For the Disinfectant Field of Use, for each sublicense granted by Licensee, Licensee shall pay to Tufts the lesser of (i) [***] percent ([***]%) of any royalty payments received under such sublicense with respect to sales by the sublicensee of Licensed Products covered by a claim contained in an issued Patent Right or a claim included in a pending application covering a Patent Right on a country-by-country basis or (ii) the royalty which would be due, pursuant to Section 3.4, if Licensee, rather than the sublicensee, had sold the Licensed Product.

ARTICLE VI — DILIGENCE clause (ii) of the fifth sentence is hereby amended to read:

(ii) filed an IND for a Licensed Product in the United States within seven (7) years of the Effective Date.

ARTICLE VI — DILIGENCE Third paragraph is hereby amended to read: “Notwithstanding the forgoing, Tufts shall have the right at any time after twelve (12) years from the Effective Date to convert the License…”

Exhibit A and all amendments and modifications are deleted and replaced in their entirety by the attached Exhibit A. Tufts’ ownership interests in all patents, patent applications and disclosures listed in the attached Exhibit A are hereby incorporated into the License Agreement dated February 1, 1997. Exhibit A shall hereafter be updated on an annual basis. Each new Exhibit A shall be dated and appended hereto and by such action replace all prior versions of Exhibit A.

All other provisions of the Agreement as amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the last date of signature below.

TUFTS UNIVERSITY		PARATEK PHARMACEUTICALS

By:	/s/ Margaret Newell	By:	/s/ Thomas J. Bigger
Margaret Newell		Thomas J. Bigger
Associate Provost for Research		President and Chief Executive Officer

Date:	7/1/03	Date:	6/17/03

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]			[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]			[***]		[***]

[***]	[***]			[***]		[***]

[***]	[***]			[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (TET)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]			[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]					[***]

[***]	[***]	[***]				[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

CONFIDENTIAL

Patent Summary (MAR)

L&C Docket No.	Title	Application No.	Patent No.	Billing Date	Filing Date	Status
[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

[***]	[***]	[***]		[***]		[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 8 TO THE

TUFTS UNIVERSITY LICENSE AGREEMENT

This Amendment No. 8 to the Tufts University License Agreement (this “Amendment”), dated as of November 20, 2012 (the “Amendment Effective Date”) is by and between Paratek Pharmaceuticals, Inc. (“Licensee”), and Tufts University, a/k/a Trustees of Tufts College (“Tufts”). Each of Licensee and Tufts is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into the Tufts University License Agreement, effective as of February 1, 1997 and entered into amendments thereto: Amendment No. 1 dated as of December 29, 1997, Amendment No. 2 dated July 31, 1998, Amendment No. 3 dated June 3, 1999, Amendment No. 4 dated August 14, 2000, Amendment No. 5 dated September 10, 2001, Amendment No. 6 dated December 11, 2002, Amendment No. 7 dated July 1, 2003 and the letter agreement dated September 17, 2009 (the “Novartis Amendment”), as so amended, the “License Agreement”; and

WHEREAS, the Parties now wish to further amend the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendments to Agreement.

(a) The definition of Field of Use in Section 1.4 of the License Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Medical Field of Use” shall mean the prophylaxis, treatment or prevention of all diseases or medical conditions in humans, animals and/or agriculture, including bacterial or microbial diseases, through the direct administration of (a) tetracycline derivatives or (b) compounds which affect tetracycline resistance or (c) compounds based on knowledge of the MAR operon or (d) compounds involving novel genes which affect antibiotic resistance or microbial infectivity and which are derived from studies of the MAR operon or (e) compounds that affect any such genes.

“Disinfectant Field of Use” shall mean the use of compositions, including but not limited to disinfectants and soaps, in any manner other than the direct administration to humans or animals or agriculture, to kill or reduce the growth rate of microorganisms, where such compositions include (a) tetracycline derivatives or (b) compounds which affect tetracycline resistance or (c) compounds based on knowledge of the MAR operon or (d) compounds involving novel genes which affect antibiotic resistance or microbial infectivity and which are derived from studies of the MAR operon or (e) compounds that affect any such genes.

“Field of Use” shall mean the Medical Field of Use and Disinfectant Field of Use, collectively.

(b) The definition of Licensed Products in Section 1.6 of the License Agreement is hereby amended by adding the following at the end of the definition:

“For purposes of clarity, the Parties hereby agree that [ * ] shall be treated as Licensed Products.”

(c) The first sentence of Section 3.3 of the License Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Licensee agrees to pay to Tufts a minimum royalty payment of Twenty Five Thousand Dollars ($25,000) at the end of each twelve-month period commencing on each anniversary of the Effective Date.”

(d) Section 3.4 of the License Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“3.4 Running Royalties.

For the Medical Field of Use, Licensee agrees to pay to Tufts royalties of:

[ * ] percent ([ * ]%) of the Gross Sales of Licensed Products, (a) that are comprised of or contain Licensed Compounds or (b) the making, using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights or would infringe (were it not for the License) at least one claim in a pending patent application included in the Patent Rights, if such claim were to issue.

For the Disinfectant Field of Use, Licensee agrees to pay to Tufts royalties of:

[ * ] percent ([ * ]%) of the Gross Sales of Licensed Products, (a) that are comprised of or contain Licensed Compounds or (b) the making, using, or selling of which infringes (were it not for the License) at least one claim in an issued, unexpired and non-lapsed patent included in the Patent Rights or would infringe (were it not for the License) at least one claim in a pending patent application included in the Patent Rights, if such claim were to issue.”

(e) The following new Section 3.6A of the License Agreement is hereby inserted immediately before Section 3.6:

“3.6A Licensee Challenge. In the event Licensee, its affiliates or subsidiaries, directly or indirectly through a third party, initiates a Challenge or assists any party in doing so then, commencing on the date that such Challenge is initiated and continuing until such Challenge is irrevocably withdrawn: (a) the [ * ] shall be [ * ] and (b) Licensee’s right to withhold any royalty identified in Section 3.6 shall not be applicable, in the case of each of (a), (b) and (c) of Section 3.6 until such Challenge has been withdrawn irrevocably. As used herein, the term “Challenge” shall mean any challenge to the validity or enforceability of any patents or patent applications owned in whole or in part by Tufts by: (a) filing a declaratory judgment action in which any such patents or patent applications is alleged to be invalid or unenforceable; (b) filing a request for re-examination of

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any of such patents or patent applications pursuant to 35 U.S.C. §302 and/or §311, or provoking or becoming party to an interference with an application for any such patents or patent applications pursuant to 35 U.S.C. §135; or (c) filing or commencing any post grant review, inter partes review, third party observation, derivation, opposition, cancellation, nullity or similar proceedings against any of such patents or patent applications.”

(f) The fourth paragraph of Article VI of the License Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Notwithstanding the foregoing, Tufts shall have the right at any time after [ * ] to convert the License hereunder to non-exclusive if Licensee, its Subsidiaries or its sublicensees have not by the time of such conversion met each of the following milestones by the applicable date:

Milestone	Due By
[ * ]

(g) The Novartis Amendment is hereby terminated and of no further force and effect.

2. Payment of Minimum Royalty Fee. The $25,000 Minimum Royalty Fee for the license period through the Amendment Effective Date shall be paid by Licensee to Tufts within [ * ] days of the date that Licensee receives an invoice from Tufts on and after the Amendment Effective Date.

3. Further Clarification of Terms. Tufts hereby agrees to cooperate with Licensee, including by taking such actions reasonably requested by Licensee, to enforce, commercialize products under, protect and/or maintain foreign patents or patent applications included as Patent Rights under the License Agreement, as amended by the Amendment, in each case including any divisions, continuations, continuations-in-part, re-examinations, extensions, renewals, or reissues of such patents or patent applications. Licensee hereby agrees to cooperate with Tufts to properly reflect the rights of Tufts in any patents or patent applications covering any products that include or contain any compound identified as a lead by Paratek, in each case including any divisions, continuations, continuations-in-part, re-examinations, extensions, renewals, or reissues of such patents or patent applications. Licensee will file and prosecute patent applications or claims to pending patent applications corresponding to the Patent Rights as reasonably requested by Tufts. Licensee shall reimburse Tufts for its reasonable attorneys’ fees and out-of-pocket costs incurred on and after the Amendment Effective Date in so doing, up to a maximum amount equal to $[ * ] for the period commencing on the Amendment Effective Date and ending on January 31, 2014 and $[ * ] each twelve (12) month period thereafter, which shall be payable in arrears within [ * ] days upon submission by Tufts to Licensee of an invoice evidencing such fees and costs.

4. Covenant. The Parties hereby covenant and agree to use commercially reasonable efforts to reach a mutually satisfactory agreement on an amendment to Exhibit A to the License Agreement as soon as practicable after the Amendment Effective Date and before [ * ].

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. Confirmation. Tufts hereby confirms to Licensee that Licensee, as of the date of the Amendment: (a) has provided to Tufts all annual and any other reports required pursuant to Article VI of the License Agreement; and (b) has made the payments required by Sections 3.1, and 3.3 (including but not limited to Sponsored Research Agreement payments) under the License Agreement.

6. Miscellaneous. The Parties hereby confirm and agree that the License Agreement, as amended hereby and as further provided in this Amendment, together shall constitute the entire amended License Agreement among the parties, remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

4

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Dennis Molnar
Name: Title:	Dennis Molnar President and Chief Executive Officer

TUFTS UNIVERSITY A/K/A TRUSTEES OF TUFTS COLLEGE

By:	/s/ David R. Harris
Name: Title:	David R. Harris Provost & Senior Vice President

5

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 9 TO THE

TUFTS UNIVERSITY LICENSE AGREEMENT

This Amendment No. 9 to the Tufts University License Agreement (this “Amendment”), dated as of June 24th, 2014 (the “Amendment Effective Date”) is by and between Paratek Pharmaceuticals, Inc. (“Licensee”), and Tufts University, a/k/a Trustees of Tufts College (“Tufts”). Each of Licensee and Tufts is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into the Tufts University License Agreement, effective as of February 1, 1997 and entered into amendments thereto: Amendment No. 1 dated as of December 29, 1997, Amendment No. 2 dated July 31, 1998, Amendment No. 3 dated June 3, 1999, Amendment No. 4 dated August 14, 2000, Amendment No. 5 dated September 10, 2001, Amendment No. 6 dated December 11, 2002, Amendment No. 7 dated July 1, 2003 and Amendment No. 8 dated November 20, 2012, as so amended, the “License Agreement”; and

WHEREAS, the Parties now wish to further amend the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendments to Agreement.

(a) The fourth paragraph of Article VI of the License Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Notwithstanding the foregoing, Tufts shall have the right at any time after [ * ] to convert the License hereunder to non-exclusive if Licensee, its Subsidiaries or its sublicensees have not by the time of such conversion met each of the following milestones by the applicable date:

Milestone	Due By
[ * ]

(b) The Covenant in Section 4 of Amendment No. 8 is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“4. Covenant. The Parties hereby covenant and agree to use commercially reasonable efforts to reach a mutually satisfactory agreement on an amendment to Exhibit A to the License Agreement as soon as practicable after the Amendment Effective Date and before [ * ].”

2. Payment of outstanding Minimum Royalty Fees due under Section 2 of Amendment No. 8. The $25,000 Minimum Royalty Fee described in the invoice dated [ * ] and attached as Appendix A to this Amendment No. 9 shall be paid by Licensee to Tufts by [ * ]. The $25,000 Minimum Royalty Fee described in the invoice dated [ * ] and attached as Appendix B to this Amendment No. 9 shall be paid by Licensee to Tufts within by [ * ].

3. Miscellaneous. The Parties hereby confirm and agree that the License Agreement, as amended hereby and as further provided in this Amendment, together shall constitute the entire amended License Agreement among the parties, remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Dennis Molnar
Name: Title:	Dennis Molnar President and Chief Executive Officer

TUFTS UNIVERSITY A/K/A TRUSTEES OF TUFTS COLLEGE

By:	/s/ Diane L. Souvaine
Name: Title:	Diane L. Souvaine Vice-Provost for Research

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix A

TUFTS UNIVERSITY

Office for Technology Licensing and Industry Collaboration

136 Harrison Avenue, Suite 75K-950

Boston, MA 02111

FEIN 04 210 3634

[ * ]

Tufts invoice 13/OTLIC/083 (revised)

By email to dmolnar@Paratekpharm.com

Dennis Molnar

President, Chief Executive Officer

Paratek Pharmaceuticals, Inc.

75 Kneeland Street

Boston, MA 02111

Re:	Tufts University—Paratek Pharmaceuticals License Agreement

effective February 1, 1997

Amendment 8 of November 20, 2012

Amendment to section 3.3

Minimum royalty payment of twenty five thousand dollars at the end of each twelve month period commencing on each anniversary of effective date

INVOICE

Fee due for license period through the amendment 8 effective date

February 1, 2012, through January 31, 2013                                                                 $25,000.00

Please make your check payable to Tufts University and send it to

Thomas McVarish

Tufts University

Office of the Vice Provost

Suite 75K-950

136 Harrison Avenue

Boston, MA 02111

Phone • [ * ] E-mail • [ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix B

TUFTS UNIVERSITY

Office for Technology Licensing and Industry Collaboration

136 Harrison Avenue, Suite 75K-950

Boston, MA 02111

FEIN 04 210 3634

[ * ]

Tufts invoice 14/OTLIC/062

By email to dmolnar@Paratekpharm.com

Dennis Molnar

President, Chief Executive Officer

Paratek Pharmaceuticals, Inc.

75 Kneeland Street

Boston, MA 02111

Re:	Tufts University—Paratek Pharmaceuticals License Agreement

effective February 1, 1997

Amendment 8 of November 20, 2012

Amendment to section 3.3

Minimum royalty payment of twenty five thousand dollars at the end of each twelve month period commencing on each anniversary of effective date

INVOICE

Fee due for license period

February 1, 2013, through January 31, 2014                                                             $25,000.00

Please make your check payable to Tufts University and send it to

Thomas McVarish

Tufts University

Office of the Vice Provost

Suite 75K-950

136 Harrison Avenue

Boston, MA 02111

Phone • [ * ] E-mail • [ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.